Financial Expenses (Tables)	6 Months Ended
Jun. 30, 2018
Financial expenses
Schedule of financial expenses

	For the six months ended June 30,
In thousands of U.S. dollars	2018	2017
Interest payable, net of capitalized interest (1)	$66,797	$33,141
Amortization of deferred financing fees	6,191	6,640
Write-off of deferred financing fees (2)	7,035	867
Accretion of Convertible Notes due 2019 and 2022	6,435	6,009
Accretion of premiums and discounts on assumed debt (3)	1,909	37
Total financial expenses	$88,367	$46,694
(1)

The increase in interest payable, net of capitalized interest was primarily attributable to an increase in the Company’s average debt balance in addition to increases in LIBOR rates compared to the six months ended of June 30, 2017. Average debt outstanding during the six months ended June 30, 2018 and 2017 was $2.8 billion and $2.0 billion, respectively. The increase in average debt during the six months ended June 30, 2018 was primarily the result of the merger with NPTI and the assumption of NPTI’s indebtedness of $907.4 million in aggregate. Interest payable during those periods was offset by interest capitalized from vessels under construction of $0.2 million and $2.9 million during the six months ended June 30, 2018 and 2017, respectively.

(2)

The write-off of deferred financing fees for the six months ended June 30, 2018 included (i) $1.1 million related to the exchange of Convertible Notes due 2019 in May 2018 (as described in Note 11), (ii) $3.3 million related to refinancing of the existing indebtedness on five vessels under our K-Sure Credit Facility into our ABN / SEB Credit Facility, and (iii) $2.6 million of acceleration of the amortization for a portion of the unamortized deferred financing fees related to the credit facilities that are expected to be refinanced in the third and fourth quarters of 2018 (as described in Note 21).

The write-off of deferred financing fees for the six months ended June 30, 2017 included (i) $0.5 million related to the repayment of BNPP Credit Facility as a result of the sales of STI Sapphire and STI Emerald, and (ii) $0.3 million related to the repayment of DVB 2016 Credit Facility.

(3)

The accretion of premiums and discounts represents the accretion or amortization of the fair value adjustments relating to the indebtedness assumed from NPTI that have been recorded since the closing dates of the NPTI Vessel Acquisition and the September Closing.